Exhibit(j)

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------



We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 142 to the registration statement on Form N-1A ("Registration Statement") of our report dated September 25, 2003 to the financial statements and financial highlights which appear in the July 31, 2003 Annual Report to Shareholders of Scudder Large Company Growth Fund (a series of Investment Trust), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Independent Accountants/Auditors and Reports to Shareholders", "Independent Auditor and Reports to Shareholders", "Financial Highlights" and "Financial Statements" in such Registration Statement.




/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
November 26, 2003

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------



We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 142 to the registration statement on Form N-1A ("Registration Statement") of our report dated November 24, 2003 to the financial statements and financial highlights which appear in the September 30, 2003 Annual Report to Shareholders of Scudder Capital Growth Fund (a series of Investment Trust), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Independent Accountants/Auditors and Reports to Shareholders", "Independent Auditor and Reports to Shareholders", "Financial Highlights" and "Financial Statements" in such Registration Statement.




/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
November 26, 2003

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------



We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 142 to the registration statement on Form N-1A ("Registration Statement") of our report dated November 24, 2003 to the financial statements and financial highlights which appear in the September 30, 2003 Annual Report to Shareholders of Scudder Small Company Stock Fund (a series of Investment Trust), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Independent Accountants and Reports to Shareholders", "Financial Highlights" and "Financial Statements" in such Registration Statement.




/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
November 26, 2003